                                                                   EXHIBIT 99.5

                               SERVICES AGREEMENT


     SERVICES AGREEMENT (this "Agreement") made as of the 22 day of December, 1997, among DURA PHARMACEUTICALS, INC., a Delaware corporation ("DURA"), and SPIROS DEVELOPMENT CORPORATION II, INC., a Delaware corporation ("Spiros Corp. II").

WHEREAS:

     DURA and Spiros Corp. II desire to provide the services described herein on the terms set forth herein. Any capitalized terms not defined herein shall have the meaning assigned to such terms in the Glossary attached as SCHEDULE 1.1 to this Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

     1. SERVICES. Upon the request of Spiros Corp. II from time to time, DURA will supply Spiros Corp. II with management and administrative services as mutually agreed upon. Such services will be provided at reasonable times and upon reasonable notice, as mutually agreed to by the parties.

     2. COMPENSATION. Spiros Corp. II shall pay to DURA a fee of $100,000, quarterly in arrears within 30 days of the date of the invoice received from DURA for the services provided.

     3. REIMBURSEMENT. Upon the consummation of the Offering, Spiros Corp. II shall reimburse DURA for all out-of-pocket expenses incurred by DURA in connection with the services provided hereunder, including those out-of-pocket expenses incurred pursuant to the Offering. In addition, Spiros Corp. II shall reimburse DURA for its direct and indirect costs, including the fully burdened cost of labor for DURA's employees that performed services in connection with the Offering.

     4.   TERM AND TERMINATION.

          A. This Agreement shall terminate upon the later of (i) one year after the termination of the Purchase Option (as defined in the Prospectus relating to the Offering) or (ii) upon the exercise of the Purchase Option. This Agreement can be terminated by Spiros Corp. II at any time after termination of the Purchase Option. Either party may, in its discretion, terminate this Agreement in the event that the Technology Agreement, Development Agreement or Manufacturing and Marketing Agreement terminates as a result of an Event of Default by the other party.

          B. Notwithstanding the foregoing, in the event that the Offering is not consummated and is withdrawn, this Agreement shall terminate and be of no further force and effect.

     5. INDEMNIFICATION OF DURA. Spiros Corp. II hereby agrees to indemnify, protect and hold DURA harmless from any and all liabilities, costs or expenses incurred by DURA as a result of services rendered by DURA under this Agreement, including lawsuits of and claims by third parties, except for liabilities, costs or expenses resulting from DURA's own negligence or wilful misconduct.

     6. FORCE MAJEURE. DURA shall not be liable for delay in performance of any of its obligations hereunder if such delay is due to causes beyond its reasonable control including, without limitation, acts of God, fires, strikes, acts of ware, or intervention of any government or authority; provided, however, that any such delay or failure shall be remedied by such party as soon as possible.

     7. RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement is intended or is to be construed to constitute DURA and Spiros Corp. II as partners or joint venturers or DURA as an employee of Spiros Corp. II. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

     8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

     9. NOTICES. Any notice or other communication required or permitted to be given to any party under this Agreement shall be given in writing and shall be delivered by hand or by registered mail, postage prepaid and return receipt requested, or by reputable overnight delivery service or courier, addressed to each party at the following addresses or such other address as may be designated by notice pursuant to this Section 9:

If to Spiros Corp. II:        Spiros Corporation II, Inc.
                              c/o Dura Pharmaceuticals, Inc.
                              7475 Lusk Boulevard
                              San Diego, CA 92121
                              Attention:  President

If to DURA:                   Dura Pharmaceuticals, Inc.
                              7475 Lusk Boulevard
                              San Diego, CA 92121
                              Attention:  President
                                   with a copy to the attention
                                   of General Counsel

Any notice or communication given in conformity with this Section 9 shall be deemed to be effective when received by the addressee, if delivered by hand or delivery service or courier, and three days after mailing, if mailed.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts to be performed wholly within the State of California. Except as otherwise provided herein, any claim or controversy arising out of or related to this Agreement or any breach thereof shall be submitted to a court of competent jurisdiction in the State of California and the parties hereby consent to the jurisdiction and venue of such court.

     11. SEVERABILITY. If any provision in this Agreement is deemed to be or becomes invalid, illegal or unenforceable in any jurisdiction, (i) such provision will be deemed amended in such jurisdiction to conform to applicable laws of such jurisdiction so as to be valid and enforceable or, it cannot be so amended without materiality altering the intention of the parties, it will be deleted, (ii) the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby in any other jurisdiction and
(iii) the remaining provisions of this Agreement shall continue in full force without being impaired or invalidated in any way.

     12. AMENDMENTS. No amendment, modification or addition hereto shall be effective or binding on either party unless set forth in writing and executed by a duly authorized representative of both parties.

     13. WAIVER. No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.

     14. HEADINGS. The section headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties.

     15. ASSIGNMENT. Neither party may assign its rights and obligations hereunder without the prior written consent of the other party, which consent may not be unreasonably withheld; provided, however, that DURA may assign such rights and obligations hereunder to an Affiliate or to any person or entity with which DURA is merged or consolidated or which purchases all or substantially all of the assets of DURA. DURA may subcontract all or any portion of its duties hereunder to third parties, in its sole discretion; provided, however, that any such subcontractor shall be bound by the terms of this Agreement.

     16. NO EFFECT ON OTHER AGREEMENTS. No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the parties unless specifically referred to, and solely to the extent provided, in any such other agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                         DURA PHARMACEUTICALS, INC.,
                         a Delaware corporation



                         By:  /s/ Cam L. Garner
                              --------------------------------------------------
                         Name:  Cam L. Garner
                               -------------------------------------------------
                         Title: Chairman, President & CEO
                               -------------------------------------------------


                         SPIROS DEVELOPMENT CORPORATION II, INC., a Delaware corporation



                         By:  /s/ David S. Kabakoff
                              --------------------------------------------------
                         Name:  David S. Kabakoff
                               -------------------------------------------------
                         Title: Chairman, President & CEO
                               -------------------------------------------------







                     [SIGNATURE PAGE TO SERVICES AGREEMENT]

                                  SCHEDULE 1.1

                                    GLOSSARY








                                  SCHEDULE 1.1

                                  SCHEDULE 1.1

                                    GLOSSARY

     "AFFILIATE" of a person shall mean a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. "Control" (and, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporations, "control" shall mean, among other things, the direct or indirect ownership of more than fifty percent (50%) of its outstanding voting stock.

     "AGREEMENTS" shall mean the Manufacturing and Marketing Agreement, the Technology Agreement and the Development Agreement.

     "ALBUTEROL OPTION" shall have the meaning assigned to it in Section 1.1 of the Albuterol and Product Option Agreement.

     "ALBUTEROL AND PRODUCT OPTION AGREEMENT" shall mean the Albuterol and Product Option Agreement dated as of December 22, 1997, between DURA and Spiros Corp. II, as amended, modified or supplemented from time to time.

     "ALBUTEROL OPTION CLOSING DATE" shall have the meaning assigned to it in
Section 1.5 of the Albuterol and Product Option Agreement.

     "ALBUTEROL PROGRAM ASSETS" shall have the meaning assigned to it in Section
1.1 of the Albuterol and Product Option Agreement.

     "ALBUTEROL PRODUCT" shall have the meaning assigned to it in Section 1.1 of the Albuterol and Product Option Agreement.

     "AVAILABLE FUNDS" shall mean the sum of (a) the net proceeds to Spiros Corp. II from the sale of the Units in the Offering and the Contribution, (b) all royalties remitted to Spiros Corp. II by DURA (or its Affiliates) from the Sale of Spiros Products pursuant to the Agreements, (c) the Option Proceeds, if any, (d) any other amounts provided by DURA to Spiros Corp. II, if any and (e) interest or other income earned through temporary investment of the amounts described in clauses (a), (b), (c) or (d).

     "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, as amended from time to time.

     "CLAIM" shall mean any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees).

                                  SCHEDULE 1.1

     "CONFIDENTIAL INFORMATION" shall mean all Program Technology disclosed by DURA (and its Affiliates) to Spiros Corp. II or by Spiros Corp. II to DURA pursuant to the Agreements or the Services Agreement.

     "CONTRIBUTION" shall have the meaning assigned in Section 5.2 of the Development Agreement.

     "CORE TECHNOLOGY" shall mean the DURA Core Technology, the DDSI Core Technology and the Spiros Core Technology.

     "DDSI CORE TECHNOLOGY" shall mean (a) Technology owned or controlled by DDSI as of the date of the closing of the Offering necessary or useful to the development of the Spiros Products, and (b) the DDSI Patent Rights; PROVIDED, HOWEVER, that DDSI Core Technology shall also include Technology acquired by DDSI from a third party after the date of the closing of the Offering necessary or useful to the development of the Spiros Products, except to the extent that there are any limitations or restrictions on DDSI's ability to license or sublicense such Technology. "Owned or controlled" shall include Technology that DDSI owns, or under which DDSI is licensed and has the right to grant sublicenses and/or grant immunity from suit.

     "DDSI INDEMNITEE" shall mean DDSI, its successors and assigns, and the directors, officers, employees, agents and counsel thereof.

     "DDSI PATENT RIGHTS" shall mean those certain inventions described in claims of (a) the patent applications pending, filed by DDSI (or the rights to which have been assigned to DDSI) as of the date of the Technology Agreement relating to dry powder inhalers, powder storage systems and/or formulation methods for dry powder inhalation, (b) any patent application constituting an equivalent, counterpart, reissue, extension or continuation (including, without limitation, a continuation in part or a subdivision) of any of the foregoing patent applications and (c) any patent issued or issuing upon any of the foregoing.

     "DESIGNATED COMPOUND(S)" shall mean any compounds for delivery using the System selected by Spiros Corp. II, and agreed to be developed by DURA.

     "DEVELOPED TECHNOLOGY" shall mean any Technology including, without limitation, any enhancements, substitutions or improvements to the Core Technology that is (a) discovered, developed or otherwise acquired by DURA pursuant to the terms of the Development Agreement or (b) otherwise acquired by or on behalf of Spiros Corp. II during the term of the Development Agreement.

     "DEVELOPMENT" shall mean the further development of the Program Technology for the purpose of identifying, developing, manufacturing, marketing and commercializing Spiros Products and

                                  SCHEDULE 1.1
the making of the Other Expenditures.

     "DEVELOPMENT AGREEMENT" shall mean the Development Agreement dated as of December 22, 1997, between DURA and Spiros Corp., as amended, modified or supplemented from time to time.

     "DEVELOPMENT COSTS" shall mean the Direct Development Costs, the Indirect Development Costs and the Other Expenditures.

     "DEVELOPMENT TERM" shall mean the period commencing on the Closing Date and ending on the earlier of (a) the Option Closing Date or (b) the date the Option terminates or expires other than by exercise.

     "DIRECT DEVELOPMENT COSTS" shall mean all costs incurred by DURA or its Affiliates in respect of the Development, other than Indirect Development Costs, determined in accordance with generally accepted accounting principles consistent with DURA's internal accounting system, allocated on a reasonable and consistent basis. Direct Development Costs shall consist primarily of fully-burdened payroll costs (burdened to include benefits, payroll taxes and an allocation of facilities and overhead costs) and any other such costs generated internally by DURA in respect of the Development.

     "DPI" shall mean the motor-driven dry powder inhaler (other than an inahler designed to deliver a single dose of a drug) developed by DURA, DDSI and/or Spiros Corp. and to be developed by DURA and/or Spiros Corp. II.

     "DURA COMMON STOCK" shall mean the Common Stock of DURA, par value $.001 per share.

     "DURA CORE TECHNOLOGY" shall mean (a) Technology owned or controlled by DURA as of the date of the closing of the Offering necessary or useful to the development of the Spiros Products, and (b) the DURA Patent Rights and DURA Trademarks; PROVIDED, HOWEVER, that DURA Core Technology shall also include Technology acquired by DURA from a third party after the date of the closing of the Offering necessary or useful to the development of the Spiros Products, except to the extent that there are any limitations or restrictions on DURA's ability to license or sublicense such Technology. "Owned or controlled" shall include Technology that DURA owns, or under which DURA is licensed and has the right to grant sublicenses and/or grant immunity from suit.

     "DURA INDEMNITEE" shall mean DURA, its successors and assigns, and the directors, officers, employees, agents and counsel thereof.

     "DURA PATENT RIGHTS" shall mean those certain inventions described in claims of (a) the patent applications pending, filed by DURA (or the rights to which have been assigned to DURA) as of the date of the Technology Agreement relating to DPIs, PSSs and/or formulation methods for dry powder inhalation, (b) any

                                  SCHEDULE 1.1
patent application constituting an equivalent, counterpart, reissue, extension or continuation (including, without limitation, a continuation in part or a subdivision) of any of the foregoing patent applications and (c) any patent issued or issuing upon any of the foregoing.

     "DURA TRADEMARKS" shall mean Spiros-TM-.

     "EVENT OF DEFAULT" shall mean any of the following events: (a) at any time, if DURA or Spiros Corp. II fails to perform or observe or otherwise breaches any of its Material Obligations, and such failure or breach continues unremedied for a period of sixty (60) days after receipt by of written notice thereof from the other party; (b) at any time, effective as set forth in a written notice from the other party if DURA or Spiros Corp. II shall (i) seek the liquidation, reorganization, dissolution or winding-up of itself or the composition or readjustment of its debts (other than pursuant to a merger with an Affiliate), (ii) apply for or consent to the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator for itself or of all or a substantial part of its assets, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Bankruptcy Code, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts (other than pursuant to a merger with an Affiliate) or
(vi) adopt any resolution of its Board of Directors or shareholders for the purpose of effecting any of the foregoing (other than pursuant to a merger with an Affiliate); or (c) at any time, effective as set forth in a written notice from the other party, if a proceeding or case shall be commenced without the application or consent of DURA or Spiros Corp. II as applicable, and such proceeding or case shall continue undismissed, or an order, judgment or decrees approving or ordering any of the following shall be entered and continued unstayed and in effect, for a period of sixty (60) days from and after the date service of process is effected, seeking (i) DURA's or Spiros Corp. II's, as applicable, liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of DURA or Spiros Corp. II or for all or any substantial part of its assets or (iii) similar relief in respect of DURA or Spiros Corp. II under any law relating to bankruptcy, insolvency, reorganization, winding-up or the composition or readjustment of debts.

     "FDA" shall mean the United States Food and Drug Administration or any successor agency or authority, the approval of which is required to market health care products in the United States.

     "FDA APPROVAL" shall mean the final regulatory approval of the FDA required to commence commercial marketing of a health product.

                                  SCHEDULE 1.1

     "FORCE MAJEURE" shall mean any act of God, any accident explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state or municipal order of general application, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor or any other circumstance or event beyond the reasonable control of the party relying upon such circumstance or event.

     "INDIRECT DEVELOPMENT COSTS" shall mean all costs, fees and out-of-pocket or other expenses, including the purchase of any capital equipment related to the Development, incurred or paid by DURA to a third party, other than an Affiliate of DURA, in respect of the Development, determined in accordance with generally accepted accounting principles consistent with DURA's internal accounting system, allocated on a reasonable and consistent basis.

     "MANUFACTURING AND MARKETING AGREEMENT" shall mean the Manufacturing and Marketing Agreement dated as of December 22, 1997 between DURA and Spiros Corp. II, as amended, modified or supplemented from time to time.

     "MANUFACTURE" shall mean the manufacture and assembly of the Spiros
Products.

     "MATERIAL OBLIGATION" shall mean the material obligations of a party under the Technology Agreement, the Development Agreement or the Manufacturing and Marketing Agreement.

     "NET SALES" shall mean the gross amount invoiced for sales of Spiros Products by DURA or its sublicensees, if any, to third parties less (i) discounts actually allowed, (ii) credits for claims, allowances, retroactive price reductions or returned Spiros Products, (iii) prepaid freight charges incurred in transporting Spiros Products to customers, (iv) sales taxes and other governmental charges actually paid in connection with the sales (but excluding what is commonly known as income taxes) and (v) any royalty obligations under the 1993 Royalty Agreement. Net Sales shall not include sales between or among DURA, its Affiliates and its sublicensees unless such sales are for end use rather than for purposes of resale.

     "OFFERING" shall mean the underwritten public offering of the Units pursuant to the Registration Statement.

     "OPTION PROCEEDS" shall have the meaning assigned to it in Section 3 of the Albuterol and Product Option Agreement.

     "OPTION PRODUCT" shall have the meaning assigned to it in Section 2.1 of the Albuterol and Product Option Agreement.

     "OTHER EXPENDITURES" shall mean funds spent by Spiros Corp. II to acquire capital equipment, develop a next generation inhaler system or to enhance the System.

                                  SCHEDULE 1.1

     "PATENT RIGHTS" shall mean any patents or patent applications within the Spiros Corp. II Patent Rights, the DURA Patent Rights, the DDSI Patent Rights and the Spiros Corp. Patent Rights.

     "PERSON" shall mean any individual, partnership, corporation, firm, association, unincorporated organization, joint venture, trust or other entity.

     "PRODUCT OPTION" shall have the meaning assigned to it in Section 2.1 of the Albuterol and Product Option Agreement.

     "PRODUCT OPTION CLOSING DATE" shall have the meaning assigned to it in
Section 2.5 of the Albuterol and Product Option Agreement.

     "PROGRAM TECHNOLOGY" shall mean the Core Technology and the Developed Technology.

     "PSS" shall mean the powder storage system developed and to be developed by DURA for use with the DPI.

     "PURCHASE AGREEMENT" shall mean the Purchase Agreement dated as of December 16, 1997, among DURA, Spiros Corp. II, Merrill Lynch & Co., and Donaldson, Lufkin & Jenrette.

     "PURCHASE OPTION" shall mean the option granted to the holder of Spiros Corp. II's Special Common Stock to purchase all of the Spiros Corp. II Common Stock as set forth in Article V of the Spiros Corp. II Charter.

     "PURCHASE OPTION CLOSING DATE" shall have the meaning assigned to it in
Article V of the Spiros Corp. II Charter.

     "PURCHASE OPTION EXERCISE PRICE" shall have the meaning assigned to it in
Article V of the Spiros Corp. II Charter

     "REGISTRATION STATEMENT" shall mean the Registration Statement on Form S-1/S-3 filed by Spiros Corp. II and DURA dated October 10, 1997 (No. 333-37673/333-37673-01), including all exhibits and any amendments thereof and supplements thereto.

     "RESEARCH FUNDS" shall mean the Available Funds, less (i) all general and administrative expenses including, without limitation, those paid or payable pursuant to the Development Agreement or the Services Agreement, and the reasonable out-of-pocket expenses of Spiros Corp. II directors and reasonable compensation for Spiros Corp. II's independent directors, less (ii) any amounts paid to DURA under the Development Agreement or the Services Agreement, less
(iii) any costs and expenses incurred in the defense or settlement of any action or claim or in respect of a judgment thereon, and less (iv) One Million Dollars ($1,000,000) to be retained by Spiros Corp. II as working capital in the event DURA does not exercise the Purchase Option.

                                  SCHEDULE 1.1

     "SALE(S)" or "SELL" shall mean the activity undertaken by a sales representative during a sales call on physicians, physician assistants, nurses, hospitals, clinics, health maintenance organizations, preferred provider organizations and managed care companies (including all forms of communication not involving face to face contact by such sales representatives), describing the FDA-approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of the Spiros Product, in a fair and balanced manner consistent with the requirements of the Federal Food, Drug, and Cosmetic Act, as amended (and the regulations thereunder).

     "SPIROS CASSETTE SYSTEM" shall mean a DPI in which the PSS is in the form of a cassette.

     "SPIROS CORE TECHNOLOGY" shall mean (a) Technology owned or controlled by Spiros Corp. as of the date of the closing of the Offering necessary or useful to the development of the Spiros Products, and (b) the Spiros Corp. Patent Rights; PROVIDED, HOWEVER, that Spiros Core Technology shall also include Technology acquired by Spiros Corp. from a third party after the date of the closing of the Offering necessary or useful to the development of the Spiros Products, except to the extent that there are any limitations or restrictions on Spiros Corp.'s ability to license or sublicense such Technology. "Owned or controlled" shall include Technology that Spiros Corp. owns, or under which Spiros Corp. is licensed and has the right to grant sublicenses and/or grant immunity from suit.

     "SPIROS CORP. INDEMNITEE" shall mean Spiros Corp., its successors and assigns, and the directors, officers, employees, agents and counsel thereof.

     "SPIROS CORP. PATENT RIGHTS" shall mean those certain inventions described in claims of (a) the patent applications pending, filed by Spiros Corp. (or the rights to which have been assigned to Spiros Corp.) as of the date of the Technology Agreement relating to dry powder inhalers, powder storage systems and/or formulation methods for dry powder inhalation, (b) any patent application constituting an equivalent, counterpart, reissue, extension or continuation (including, without limitation, a continuation in part or a subdivision) of any of the foregoing patent applications and (c) any patent issued or issuing upon any of the foregoing.

     "SPIROS CORP. II CHARTER" shall mean Amended and Restated Certificate of Spiros Development Corporation II, Inc. in effect as of the closing of the Offering, as amended from time to time.

     "SPIROS CORP. II COMMON STOCK" shall mean the Callable Common Stock of Spiros Corp. II, $.001 par value.

     "SPIROS CORP. II INDEMNITEE" shall mean Spiros Corp. II, its

                                  SCHEDULE 1.1
successors and assigns, and the directors, officers, employees, agents and counsel thereof.

     "SPIROS CORP. II PATENT RIGHTS" shall mean those certain inventions described in claims of (a) any patent application having one or more claims covering Developed Technology, (b) any patent application constituting an equivalent, counterpart, reissue, extension or continuation (including, without limitation, a continuation in part or a subdivision) of any of the foregoing applications or (c) any patent issued or issuing upon any of the foregoing applications.

     "SPIROS PRODUCT(S)" shall mean (a) any System used with a formulation of albuterol, beclomethasone, ipratropium, an albuterol-ipratropium combination, budesonide or a Designated Compound developed, produced, manufactured or marketed by DURA on behalf of Spiros Corp. II using the Program Technology.

     "SPIROS PRODUCT PROGRAM ASSETS" shall have the meaning assigned to it in
Section 2.1 of the Albuterol and Product Option Agreement.

     "SYSTEM" shall mean the DPI and the PSS when used together.

     "TECHNOLOGY" shall mean, solely with respect to motor-driven dry powder inhalers and powder storage systems for drugs for delivery through such inhalers, the manufacture thereof, and formulations of drugs to be delivered through such inhalers, public and nonpublic technical or other information, trade secrets, know-how, processes, formulations, concepts, ideas, preclinical, clinical, pharmacological or other data and testing results, experimental methods, or results, assays, descriptions, business or scientific plans, depictions, customer lists and any other written, printed or electronically stored materials, pharmaceutical compounds or any other natural or man-made pharmaceutical materials and any and all other intellectual property, including patents and patent applications, of any nature whatsoever. The term "Technology" shall include, without limitation, any of the foregoing as it relates to enhancements of, substitutions for or improvements to the Core Technology.

     "TECHNOLOGY AGREEMENT" shall mean the Technology License Agreement dated as of December 22, 1997, among DURA, DDSI, Spiros Corp. and Spiros Corp. II, as amended, modified or supplemented from time to time.

     "TERRITORY" shall mean the entire world.

     "UNDERWRITERS" shall have the meaning assigned to it in the Registration Statement.

     "UNITS" shall mean units, each consisting of one share of Spiros Corp. II Common Stock and one warrant to purchase one-fourth of one share of DURA Common Stock, all as described in the Registration Statement.

                                  SCHEDULE 1.1

     "1993 ROYALTY AGREEMENT" shall have the meaning assigned to it in the Registration Statement.







                                  SCHEDULE 1.1